UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 18, 2023

Date of Report (Date of earliest event reported)

PARATEK PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36066	33-0960223
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Park Plaza Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

(617) 807-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PRTK	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§ 240 12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 18, 2023, Paratek Pharmaceuticals, Inc., a Delaware corporation (the “Company”), held a virtual special meeting of stockholders (the “Special Meeting”) to consider and vote on the proposals set forth in the definitive proxy statement of the Company prepared in connection with the Merger Agreement (as defined below) filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 2, 2023.

As of the close of business on July 28, 2023, the record date for the stockholders entitled to vote at the Special Meeting, there were a total of 57,322,358 shares of Common Stock, par value $0.001 per share, of the Company (“Company Common Stock”) outstanding, each of which was entitled to one vote for each proposal at the Special Meeting. At the Special Meeting, a total of 41,336,493 shares of Company Common Stock, representing approximately 72.1% of the total shares of Company Common Stock issued and outstanding and entitled to vote, were present or represented by proxy, constituting a quorum to conduct business.

Proposal 1: Proposal to approve and adopt the Agreement and Plan of Merger, dated June 6, 2023 (the “Merger Agreement”) by and among the Company, Resistance Acquisition, Inc., a Delaware corporation (“Parent”), and Resistance Merger Sub, Inc., a Delaware corporation (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company being the surviving corporation (the “Merger”), and to approve each of the other transactions contemplated thereby, including the Merger (the “Merger Agreement Proposal”).

Set forth below are the voting results for the Merger Agreement Proposal, which was approved and adopted by the Company’s stockholders:

Votes Cast For	Votes Cast Against	Abstentions
31,250,056	9,912,755	173,682

Proposal 2: Non-binding, advisory proposal to approve certain compensation arrangements for the Company’s named executive officers in connection with the Merger (the “Management Compensation Proposal”).

Set forth below are the voting results for the Management Compensation Proposal, which was approved by the Company’s stockholders on a non-binding, advisory basis:

Votes Cast For	Votes Cast Against	Abstentions
24,648,845	16,379,806	307,842

Proposal 3: Proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal (the “Adjournment Proposal”).

As there were sufficient votes to approve the Merger Agreement at the time of the Special Meeting, the Adjournment Proposal was not presented to stockholders.

Item 8.01	Other Events.

The Merger is currently expected to close on September 21, 2023, subject to the satisfaction or waiver of remaining conditions set forth in the Merger Agreement.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those implied by the forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of the Company and members of its senior management team and can typically be identified by words such as “believe,” “expect,” “estimate,” “predict,” “target,” “potential,” “likely,” “continue,” “ongoing,” “could,” “should,” “intend,” “may,” “might,” “plan,” “seek,” “anticipate,” “project” and similar expressions, as well as variations or negatives of these words. Forward-looking statements include, without limitation, statements regarding the proposed transaction, similar transactions, prospective performance, future plans, events, expectations, performance, objectives and opportunities and the outlook for the Company’s business; the commercial success of the Company’s products; the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction considering the various closing conditions; and the accuracy of any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include: uncertainties as to the timing of the merger the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the ability of the parties to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to the consummation of the proposed transaction; the effects of the transaction (or the announcement or pendency thereof) on relationships with associates, customers, manufacturers, suppliers, employees (including the risks relating to the ability to retain or hire key personnel), other business partners or governmental entities; transaction costs; the risk that the merger will divert management’s attention from the Company’s ongoing business operations or otherwise disrupt the Company’s ongoing business operations; changes in the Company’s businesses during the period between now and the closing; certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; risks associated with litigation relating to the proposed transaction; the Company’s ability to continue as a going concern; the Company’s ability to maintain or expand regulatory approvals or commercialize the Company’s products; the results of any ongoing or future clinical trials may not satisfy U.S. or non-U.S. regulatory authorities; the regulatory approval process is expensive, time consuming and uncertain; the Company’s dependence on the commercial success of NUZYRA and, to a lesser extent, SEYSARA; the Company’s dependence on funding from BARDA; the Company’s substantial indebtedness; risk associated with litigation; the uncertainty associated with the current worldwide economic conditions and the continuing impact on economic and financial conditions in the United States and around the world, including as a result of COVID-19, rising inflation, increasing interest rates, natural disasters, military conflicts, including the conflict between Russia and Ukraine, terrorist attacks and other similar matters, and other risks and uncertainties detailed from time to time in documents filed with the SEC by the Company, including current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K. All forward-looking statements are based on information currently available to the Company and the Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required by applicable law. The information set forth herein speaks only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2023

Paratek Pharmaceuticals, Inc.

By:	/s/ William M. Haskel
Name:	William M. Haskel
Title:	Chief Legal Officer, General Counsel and Corporate Secretary